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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported):  April 24, 2000



                                   iRV, INC.
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            (Exact name of registrant as specified in its charter)



     Colorado                       0-19949                 84-1153522
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(State or other juris-        (Commission file number)    (IRS Employer
diction of incorporation                               Identification No.)
or organization)



   5373 North Union Boulevard, Suite 100, Colorado Springs, Colorado  80918
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   (Address of principal executive offices)                      (Zip Code)


      Registrant's telephone number, including area code:  (719) 590-4900


                          The Southshore Corporation
                     ------------------------------------
         (Former name or former address, if changed since last report)

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ITEM 5:   OTHER EVENTS
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     Effective April 24, 2000, pursuant to shareholder approval, the Company's
Articles of Incorporation were amended to change the name of the Company to "iRV, Inc."

ITEM 7:   FINANCIAL STATEMENTS AND EXHIBITS
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     (a)  Exhibits
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Item      Title
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1.1       Articles of Amendment to the Articles of Incorporation


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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              iRV, INC.



Date: May 4, 2000             By:  /s/ Bradley Smith
                                   ----------------------------
                                   Bradley Smith, Chief Financial Officer